Accounts Receivable, Net - Schedule of Accounts Receivable and the Allowance for Credit Losses (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Schedule of Accounts Receivable and the Allowance for Credit Losses [Abstract]
Accounts receivable	¥ 76,437	$ 10,472	¥ 92,782
Less: allowance for credit losses	(16,874)	(2,312)	(18,616)	$ (2,551)	¥ (21,377)
Accounts receivable, net	¥ 59,563	$ 8,160	¥ 74,166